Investor Presentation Fourth Quarter 2022 Exhibit 99.2

Disclaimer | Cautionary Statement Forward-Looking Statements The information furnished in this presentation contains “forward-looking statements,” including those related to goals, projections, estimates, expectations, market outlook, forecasts, plans and objectives, including revenue and new product revenue, capital expenditures and other projections, project bookings, bidding and service activity, acquisition opportunities, forecasted supply and demand, forecasted drilling activity and subsea investment, liquidity, cost savings, and share repurchases, within the meaning of the federal securities laws. These statements are subject to risks, beyond the Company’s control, including but not limited to, the effects of the COVID-19 pandemic, and the effects of actions taken by third parties including, but not limited to, governmental authorities, customers, contractors and suppliers, in response to the ongoing COVID-19 pandemic, the impact of actions taken by the Organization of Petroleum Exporting Countries (OPEC) and non-OPEC nations to adjust their production levels, the impact of general economic conditions, including inflation, on economic activity and our operations, the general volatility of oil and natural gas prices and cyclicality of the oil and gas industry, declines in investor and lender sentiment with respect to, and new capital investments in, the oil and gas industry, project terminations, suspensions or scope adjustments to contracts, uncertainties regarding the effects of new governmental regulations, the Company’s international operations, operating risks, the impact of our customers and the global energy sector shifting some of their asset allocation from fossil-fuel production to renewable energy resources, and other factors detailed in the Company’s public filings with the SEC, and are based on assumptions, estimates and risk analysis made by management of Dril-Quip, Inc. (“Dril-Quip”) in light of its experience and perception of historical trends, current conditions, expected future developments and other factors. No assurance can be given that actual future results will not differ materially from those contained in the forward-looking statements in this presentation. Although Dril-Quip believes that all such statements contained in this presentation are based on reasonable assumptions, there are numerous variables of an unpredictable nature or outside of Dril-Quip’s control that could affect Dril-Quip’s future results and the value of its shares. Each investor must assess and bear the risk of uncertainty inherent in the forward-looking statements contained in this presentation. Please refer to Dril-Quip’s filings with the Securities and Exchange Commission (“SEC”) for additional discussion of risks and uncertainties that may affect Dril-Quip’s actual future results. Dril-Quip undertakes no obligation to update the forward-looking statements contained herein. Use of Non-GAAP Financial Measures Adjusted Net Income, Adjusted Diluted EPS, Adjusted EBITDA and Free Cash Flow are non-GAAP measures. Adjusted Net Income and Adjusted Diluted EPS are defined as net income (loss) and earnings per share, respectively, excluding the impact of foreign currency gains or losses as well as other significant non-cash items and certain charges and credits. Adjusted EBITDA is defined as net income excluding income taxes, interest income and expense, depreciation and amortization expense, stock-based compensation, non-cash gains or losses from foreign currency exchange rate changes as well as other significant non-cash items and items that can be considered non-recurring. Free Cash Flow is defined as cash provided by operating activities less cash used in the purchase of property, plant and equipment. We believe that these non-GAAP measures enable us to evaluate and compare more effectively the results of our operations period over period and identify operating trends by removing the effect of our capital structure from our operating structure and certain other items including those that affect the comparability of operating results. In addition, we believe that these measures are supplemental measurement tools used by analysts and investors to help evaluate overall operating performance, ability to pursue and service possible debt opportunities and make future capital expenditures.  These measures do not represent funds available for our discretionary use and are not intended to represent or to be used as a substitute for net income or net cash provided by operating activities, as measured under U.S. generally accepted accounting principles (“GAAP”).  Non-GAAP financial information supplements should be read together with, and is not an alternative or substitute for, our financial results reported in accordance with GAAP. Because non-GAAP financial information is not standardized, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measure can be found in the appendix. Use of Website Investors should note that Dril-Quip announces material financial information in SEC filings, press releases and public conference calls. Dril-Quip may use the Investors section of its website (wwwˌdril-quipˌcom) to communicate with investors. It is possible that the financial and other information posted there could be deemed to be material information. Information on Dril-Quip’s website is not part of this presentation.

About Us

Who We Are | Dril-Quip Overview Dril-Quip, Inc. is a leading developer of innovative technologies for the energy industry, designing and manufacturing best-in-class products for traditional oil and gas, and certain energy transition applications. Western Hemisphere Eastern Hemisphere Asia Pacific 65% 20% 15% Subsea Products Subsea Services Downhole Tools 54% 26% 20% Notes: As of 2/21/23 $1.02B Market Cap1 Houston, TX Headquarters $362.1 Million 2022 Revenue NYSE since 1997 DRQ Operations 18 Countries Global Employees +1,000

Our History| Dril-Quip Over the Years 1980s 1990s 2000s 2010s 2020s 1981 Dril-Quip founded 1986 15,000 psi Subsea Wellhead Systems Introduced 1990 Singapore manufacturing facility opens 1990 1st Subsea completion delivered 2021 Announces collaboration agreement with OneSubsea 2021 Launches ESG platform 2022 JANUARY Jeff Bird and Kyle McClure become CEO & CFO, respectively FEBRUARY “Operational Excellence” program begins – streamlining leadership, operations, and optimizing company footprint Announced CCUS collaboration agreement with Aker Solutions JUNE Announced Decarbonization Targets 1997 Dril-Quip goes public (NYSE: DRQ) 2016 Dril-Quip acquires TIW 1983 First international manufacturing facility opens (Scotland) 2009 20,000 psi Subsea Wellhead Systems introduced 2000 Brazil Manufacturing facility established

Investment Thesis | Why Dril-Quip Dril-Quip provides a balanced investment proposition to growth and value investors, supported by a long history of commanding premium valuation. Leader in Design & Manufacturing Footprint in Key Offshore Drilling Markets Organizational Alignment Strong Financial Profile Attractive Balance Sheet Manufacturer of highly engineered drilling & production equipment Competing in attractive long-term growth markets Small, self-contained teams that share a common strategy and control their own destiny Continued progression on key organic initiatives that will drive profitable growth One of very few oilfield service companies with balance sheet optionality

Operations | Global Footprint Dril-Quip is well positioned to serve the needs of the global energy industry with major manufacturing facilities in the United States (Texas), Scotland, and Singapore; and service facilities in Australia, Ecuador, Mexico, Norway, China, Egypt, Ghana, and Qatar. Engineering, Manufacturing, Sales & Service Sales and/or Service Sales Representatives Center of Excellence and World Headquarters Houston, Texas Center of Excellence Aberdeen, Scotland Center of Excellence Singapore Center of Excellence Macaé, Brazil

Customers | Extensive Customer Portfolio Our products are used by major integrated, independent, and foreign national energy companies throughout the world, and we are known for solving customers’ most challenging problems with equipment that performs reliably, safely, and cost-effectively in deepwater, harsh environments, and severe service applications.

Macro Environment | Conducive Market & Outlook Increasing tender volume and average quote value remains above pre-pandemic levels Compelling supply and demand fundamentals in traditional energy requirements and energy transition needs Supportive commodity prices and stability favorable for durable investment Oil & Gas demand is strong and showing resilience in uncertain economic conditions regionally International Energy Agency forecast Oil & Gas demand growth of 1.9 million barrels per day to 102 million total barrels per day in 2023 Tight supply, modest production and growing demand indicate ongoing investment Energy security spurring investment, projects, partnerships and increased offshore exploration Focus on decarbonization supporting R&D and ongoing investment across the space Notes: 1Based on exploration drilling forecast combined with tree forecasts from Rystad Energy

Macro Environment | Growth in Offshore Drilling Demand Dril-Quip is well positioned to capitalize on a constructive offshore market with strong growth trends in Brazil, the Middle East, Norway, Latin America, and in reemerging markets such as West Africa. Notes: Western Hemisphere includes North and South America Eastern Hemisphere includes Europe and Africa Asia-Pacific includes Pacific Rim, Southeast Asia, Australia, India, and the Middle East 2022 Revenue $362 Million 12% Growth Western Hemisphere Represented 65% of total revenue for FY 2022 Strong growth in Brazil from Petrobras, which plans to invest $78 billion between 2023 – 2027 with plans to drill ~350 wells Guyana and Suriname in the early stages of development for DRQ with follow on orders expected in 2023 and beyond Asia-Pacific Represented 15% of total revenue for FY 2022 Upswing in activity in the region, particularly in Middle East is expected to drive demand for subsea products and downhole tools Eastern Hemisphere Represented 20% of total revenue for FY 2022 Long-term CCUS potential through our partnership with Aker Solutions Activity in Norway is seeing an uptick in demand due to energy security concerns

Our Strategy | What Makes Dril-Quip Different Highly engineered, innovative solutions designed to withstand the harshest subsea environments, saving customers time and money on rigs Award-winning drilling and production products and services are utilized to provide total solutions for offshore field developments Long operating history and a clean balance sheet with zero debt provides strong financial stability Total Solutions Engineering & Innovation Financial Stability

Operational Excellence Initiatives | Progress Update Footprint Rationalization $5 million - $10 million expected annual savings Additional progress has been made on footprint optimization plan to improve efficiency and reduce excess capacity Closed on the sale of Houston forge facility for gain on sale of $17.3 million Secured two purchase & sale agreements for Dril-Quip’s administrative and aftermarket buildings for a net gain on sale in the range of $20 - $30 million Manufacturing Investments $10 million - $15 million expected annual savings Through operational excellence initiatives and realignment efforts, foundation of strong product-line focused teams have been established Provides greater visibility, accountability, and improved ability to make smart, high ROI investment decisions Approved $22 million wellhead manufacturing AFE - expected delivery in Q4’23 will drive savings Q4 2022 2023 Exit 2024 Exit Targeting ~35% Gross Margins Improvement

Strategic Operating Products & Services

Business supported by Dril-Quip’s expansion into high-growth decarbonization opportunities in our Energy Transition offering longer term. Our Business | Strategic Operating Product & Services Dril-Quip is in the process of streamlining operations and leadership around more focused and integrated product and service lines in a manner that aligns with the strategy. Subsea Products Subsea Services Downhole Tools Market leader in subsea wellhead equipment and technology, manufacturing highly engineered, field-proven products with wide array of deepwater drilling equipment and technology that meets the requirements for harsh subsea environments Provider of high-level aftermarket support and technical services with field technicians that support the full lifecycle management of regulatory and industry standards, as well as offering clients comprehensive industry training programs Drilling and productions solutions provider for onshore and offshore markets, supplying consumable and rental downhole tool products for the global energy market and offering highly experienced personnel with extensive operational knowledge and engineering expertise

Robust Product Offering | Equipment Wide range of innovative products serving the energy industry, even in the harshest environments

Our Business | Portfolio Positioned for Both On- & Off-shore PRODUCTS & SERVICES EXPOSURE PRIMARY MARKETS SUBSEA PRODUCTS Subsea Wellheads Specialty Connectors & Associated Pipes Subsea Production Systems Mudline Hanger Systems Production Riser Systems Dry Tree Systems Subsea Manifolds US Gulf of Mexico, Mexico, Brazil, Trinidad & Tobago United Kingdom, Norway Saudi Arabia, Ghana China, Indonesia, Australia 54% 2022 % OF TOTAL REVENUE DOWNHOLE TOOLS Liner Hangers & Expandable Liner Systems Specialty Downhole Tools Completion Packers Safety & Kelly Valves Window Cutting Products Rental & Service Deepwater Gulf of Mexico Latin America Brazil Ecuador Mexico Guyana Saudi Arabia 26% 2022 % OF TOTAL REVENUE SUBSEA SERVICES Technical Advisor Assistance Leasing of Subsea Equipment Reconditioning Storage & Maintenance Rental Tools US Gulf of Mexico, Mexico, Brazil, Trinidad & Tobago United Kingdom, Norway Saudi Arabia, Ghana China, Indonesia, Australia 20% 2022 % OF TOTAL REVENUE

Wellheads Field-proven wellhead system specially designed to meet the many challenges of working in shallow or deep-water environments and shallow or ultra-deep well applications Connectors & Surface Equipment Specialty connector suite of products that meet the varying casing challenges faced across well applications. Solutions focused surface and capital drilling equipment that offer thee appropriate balance of technology and economy. Subsea Production Systems Innovative drilling and production products providing comprehensive field development solutions Production Trees, Manifolds, Connection & Control Systems, Production PLEM’s, PLET’s, Flowline Jumpers Initiatives & Accolades 673 Subsea Product patents Tier 1 wellhead provider Executing collaboration agreements Targeting shallow water and CCUS opportunities through SBTe offering Subsea Products| Profile Manufacturer of highly engineered, field-proven products with a wide array of deepwater drilling equipment and technology that meets the requirements for harsh subsea environments.

Aftermarket Capabilities Partners with customers throughout the lifecycle including full installation, strip-down, inspection, testing, assembly capabilities In-house machining capabilities for manufacturing and repairing from the smallest components to full subsea tree blocks Comprehensive engineering, project and back-office support functions for seamless and continuous customer support Initiatives & Accolades Highly reactive support for equipment installation Global network of trained technicians and specialized tooling Dedicated facilities for refurbishment and rework Subsea Services| Profile Provider of high-level aftermarket support and technical services with field technicians that support the full installation and lifecycle management of regulatory and industry standards, as well as offering industry training programs.

Big Bore Expandable Liner Hangers -XPak De® Disruptive new product introduction Converting market from wellhead equipment Can be run with any wellhead provider Improved margins and revenue volume Excellent customer value proposition Expandable Liner Hangers – XPakTM Features innovative liner top anchor/sealing device, providing unmatched reliability Robust system suitable for HTHP and challenging applications Established technology with limited competitors Conventional Liner Hangers & Other Designed to run in standard liner applications Established field-proven products are widely accepted Tubular Running Services Initiatives & Accolades 382 Downhole Tool patents Gaining share in key markets (Brazil, Guyana, US, Mexico) Converting from conventional to expandable liner hangers Focus on expanding presence in Saudi Arabia Targeting $100M Annual Revenue Run-Rate Downhole Tools| Profile Downhole Tool provides solutions for onshore and offshore markets, supplying consumable and rental products for the global energy market and offering highly experienced personnel with extensive expertise.

Energy Transition | Long-Term Opportunity Helping our customers adapt and evolve to the Energy Transition, while positioning DRQ to support these long-term, robust opportunities. Positive reduction of carbon footprint Measurement/audit of carbon footprint across our product portfolio Next generation Power of e™ incorporating Green by DesignTM Carbon conscious R&D Measurement of carbon footprint reduction per project Carbon footprint decision metric incorporated across operations Next generation Power of e™ incorporating Green by DesignTM innovation philosophy Low Carbon Solutions Focus on CCUS markets Positive impact to carbon footprint through innovative technology application Develop adjacent markets to derive value eVolving industry Less steel/materials Less transportation Efficient operations Effective manufacturing Increased competitiveness Lower carbon footprint

ESG | Our Commitment to Responsible Growth At Dril-Quip, we believe technological innovation is key to improving energy efficiency and providing people around the world with universal access to reliable, affordable, clean energy. By doing so, we stimulate economic growth and enhance the standard of living for all, improving health and creating employment opportunities globally. With an “A” rating from MSCI ESG, Dril-Quip’s approach to developing products that align with our commitment to UN Sustainable Development Goals (SDGs) is straightforward: We continuously engage with customers to understand their strategic priorities around energy efficiency and carbon emission reduction. We invest heavily in R&D as innovation has been central to technologies we have been bringing to the marketplace since 1981 and incorporate the evaluation of climate change risks and opportunities in our R&D processes. We innovate based on customer feedback and continuously improve our product portfolio. We empower customers to minimize health and safety risks while reducing their carbon footprint. We support our local communities by fostering the availability of clean, affordable energy to all. For more information on Dril-Quip’s commitment to responsible growth, please see one first-ever CSR report by visiting HERE.

Financial Performance

Recent Highlights | Fourth Quarter & Full Year 2022

Strong fourth quarter and fiscal year, reflecting early participation in the ongoing upcycle in the offshore market

- Double-digit revenue growth in Q4 and fiscal 2022 with good sequential trends
- Double-digit bookings growth in Q4 and fiscal 2022 with additional upside from strong MSA additions
- Gross margin and adjusted EBITDA continue to improve, supported by continued progress on organic improvement initiatives
- Repurchased approximately $20.8 million of shares during the year
- Announced a Collaboration Agreement with Aker Solutions to offer subsea injection systems for carbon capture, utilization and storage ("CCUS") projects
- Published first corporate sustainability report
- Announced Scope 1 and Scope 2 GHG emissions reduction target of 50% by the year 2030
- Received upgraded MSCI ESG rating of an "A"
- Closed on sale of Houston forge facility and entered into purchase and sale agreements for Houston's administrative and aftermarket buildings
- Committed investment of $22 million in wellhead manufacturing that is expected in Q4'23

Quarter	Annual
Q4 Revenue $96.8 Million +24% YoY	2022 Revenue $362.1 Million +12% YoY
Q4 Net Loss $(0.3) Million +$63.2 Million YoY	2022 Net Income $0.4 Million +$128.4 Million YoY
Q4 Adjusted EBITDA $10.4 Million +$9.8 Million YoY	2022 Adjusted EBITDA $30.0 Million +97% YoY
Q4 Bookings $93.8 Million +18% YoY	2022 Bookings $271.6 Million +19% YoY
Q4 Gross Margin 31.2% +979 BPs YoY	2022 Gross Margin 26.6% +160 BPs YoY

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Financial Results | Fourth Quarter & Full Year 2022 Quarter (USD$ millions) Full Year (USD$ millions) Note: Sum of components may not foot due to rounding. Adjusted EBITDA is a non-GAAP measure. See appendix for reconciliation to GAAP measure. Reconciliations of GAAP to Non-GAAP measures for 2019 and 2020 may be referenced in the FY 2019 and FY 2020 Form 8K announcing results on the Company’s website and on SEC.gov. Revenue Adj. EBITDA +10% +12% +48% +97%

Statistical Results | Backlog, Bookings, MSAs 2022 backlog increased by 15% year-over-year as product bookings increased due to improving market conditions. Expected to fill ~70% - 80% of current backlog in 2023, with the remaining amount consisting of longer-term projects. 2022 bookings increased by 19% as demand for products and services continues to increase in key markets. Signed $122M in new MSAs during 2022. As of year-end, Dril-Quip has ~70 open MSAs. Historical Backlog Trends (USD$ millions) +15% Historical Booking Trends (USD$ millions) +19% +18%

Balance Sheet | Providing Ample Flexibility Strong balance sheet with ample liquidity and zero debt provides flexibility to support our growth strategy. NET DEBT $297.0 Million CASH, CASH EQUIVALENTS & SHORT-TERM INVESTMENTS

Capital Allocation | Priorities for Delivering ROI Demonstrating financial discipline in the pursuit of high-return opportunities that support long-term growth, while preserving our balance sheet strength and financial flexibility. High Return Organic Investments Disciplined M&A Preserve Financial Flexibility Shareholder Returns Prioritize investment into high ROI projects Support organic growth initiatives Manufacturing, R&D, etc. Technology bolt-ons to enhance existing business Deals of scale that align with selective M&A criteria Diversifying end market exposure with energy adjacent opportunities Working capital to support operations growth Free cash flow generation focused Continue to maintain strong balance sheet Focused on delivering sustainable, long-term growth Return cash to shareholders as appropriate 1 2 3 4

M&A | Disciplined Framework Primary considerations for disciplined M&A STRATEGIC CRITERIA FINANCIAL CRITERIA ACQUISITION TARGETS Increases scale of operations Expanded geographic footprint Aligns with DRQ core competencies Above average long-term growth projections Capable of delivering consistently high margins High return on capital Technology bolt-ons to enhance existing business Deals of scale that aligns with selective M&A criteria Diversifying end market exposure with energy adjacent opportunities

2023 Outlook | Profitable Growth Well positioned to continue to capitalize on the constructive offshore drilling market in 2023. ANNUAL REVENUE PRODUCT BOOKINGS ADJUSTED EBITDA CAPITAL EXPENDITURES 10% Growth over 2022 10% to 20% Growth over 2022 40% to 60% Incremental Margins $25 million to $30 million

Appendix dril-quip.com | NYSE: DRQ

Management | Result Driven Management Team Jeffrey J. Bird President and Chief Executive Officer Kyle F. McClure Vice President and Chief Financial Officer Stephen J. Chauffe Vice President — Downhole Tools John Mossop Vice President – Technology and Energy Transition Mahesh R. Puducheri Vice President — Chief Human Resources Officer Mark Tripsa Vice President — Integrated Supply Chain Don M. Underwood Vice President — Subsea Products James C. Webster Vice President, General Counsel and Secretary Bruce Witwer Vice President — Subsea Services

Financial Statements | Income Statement Dril-Quip, Inc. Comparative Condensed Consolidated Income Statement (Unaudited) Three months ended Twelve months ended December 31, 2022 September 30, 2022 December 31, 2022 December 31, 2021 (In thousands, except per share data) Revenues: Products $64,713 $58,508 $240,842 $213,760 Services 21,657 20,443 79,195 74,143 Leasing 10,444 9,190 42,033 35,042 Total revenues 96,814 88,141 362,070 322,945 Costs and expenses: Cost of sales 66,567 65,710 265,935 242,356 Selling, general and administrative 26,877 22,431 94,206 115,036 Engineering and product development 2,699 2,645 11,740 15,104 Restructuring and other charges 3,466 2,180 11,443 78,933 "Gain on sale of property, plant and equipment" (2,249) (17,276) (20,019) (4,482) Foreign currency transaction (gain) loss 1,818 (1,901) (3,756) 836 Total costs and expenses 99,178 73,789 359,549 447,783 Operating income (loss) (2,364) 14,352 2,521 (124,838) Interest income 3,310 379 4,465 575 Interest expense 68 (131) (216) (787) Income tax provision (benefit) 1,266 (610) 6,327 2,946 Net income (loss) $(252) $15,210 $443 $(127,996) Income (Loss) per share Basic $(0.01) $0.45 $0.01 $(3.62) Diluted $(0.01) $0.44 $0.01 $(3.62) Depreciation and amortization $7,069 $7,123 $29,421 $30,381 Capital expenditures $5,154 $10,283 $18,866 $9,990 Weighted Average Shares Outstanding Basic 34,038 33,948 34,237 35,331 Diluted 34,038 34,232 34,467 35,331

Financial Statements | Balance Sheet Dril-Quip, Inc. Comparative Condensed Consolidated Balance Sheets (Unaudited) December 31, 2022 September 30, 2022 December 31, 2021 (In thousands) Assets: Cash and cash equivalents $264,804 $290,279 $355,451 Short-term investments 32,232 25,287 - Other current assets 455,552 430,192 390,098 PP&E, net 181,270 181,359 216,200 Other assets 38,657 43,407 48,677 Total assets $972,515 $970,524 $1,010,426 Liabilities and Equity: Current liabilities $87,555 $89,287 $93,663 Deferred Income taxes 3,756 3,918 3,925 Other long-term liabilities 6,288 12,482 15,730 Total liabilities 97,599 105,687 113,318 Total stockholders equity 874,916 864,837 897,108 Total liabilities and equity $972,515 $970,524 $1,010,426

Financial Statements | Non-GAAP Financial Measures

Dril-Quip, Inc.

Reconciliation of Net Income (Loss) to Adjusted Net Income (Loss) and Diluted Earnings (Loss) per Share to Adjusted Diluted Earnings (Loss) per Share

Adjusted Net Income (Loss) and Diluted EPS:	Three months ended					
	December 31, 2022		September 30, 2022		December 31, 2021	
	Effect on net income (loss) (after-tax)	Impact on diluted earnings (loss) per share	Effect on net income (loss) (after-tax)	Impact on diluted earnings (loss) per share	Effect on net income (loss) (after-tax)	Impact on diluted earnings (loss) per share
	(In thousands, except per share amounts)					
Net income (loss)	$ (252)	$ (0.01)	$ 15,210	$ 0.44	$ (63,429)	$ (1.80)
Adjustments (after tax):						
Foreign currency transaction (gain) loss	1,436	0.04	(1,502)	(0.04)	1,264	0.04
Restructuring and other costs, including severance	2,738	0.08	1,722	0.05	45,962	1.31
Gain on sale of property, plant and equipment	(1,777)	(0.05)	(13,648)	(0.40)	(471)	(0.01)
Adjusted net income (loss)	$ 2,145	$ 0.06	$ 1,782	$ 0.05	$ (16,674)	$ (0.46)

Adjusted Net Income (Loss) and Diluted EPS:	Twelve months ended December 31,					
	2022		2021		2020	
	Effect on net income (loss) (after-tax)	Impact on diluted earnings (loss) per share	Effect on net income (loss) (after-tax)	Impact on diluted earnings (loss) per share	Effect on net income (loss) (after-tax)	Impact on diluted earnings (loss) per share
	(In thousands, except per share amounts)					
Net income (loss)	$ 443	$ 0.01	$ (127,996)	$ (3.62)	$ (30,768)	$ (0.87)
Adjustments (after tax):						
Foreign currency transaction (gain) loss	(2,967)	(0.09)	660	0.02	1,853	0.05
Impairments	-	-	-	-	6,098	0.17
Restructuring and other costs, including severance	9,040	0.26	76,354	2.16	31,979	0.91
Gain on sale of property, plant and equipment	(15,815)	(0.46)	(3,541)	(0.10)	(464)	(0.01)
Adjusted net income (loss)	$ (9,299)	$ (0.28)	$ (54,523)	$ (1.54)	$ 8,698	$ 0.25

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Financial Statements | Non-GAAP Financial Measures Dril-Quip, Inc. Reconciliation of Net Income (Loss) to Adjusted EBITDA Adjusted EBITDA: Three months ended December 31, 2022 September 30, 2022 December 31, 2021 (In thousands) Net income (loss) $(252) $15,210 $(63,428) Add: Interest (income) expense, net (3,378) (248) (80) Income tax provision (benefit) 1,266 (610) (8,148) Depreciation and amortization expense 7,069 7,123 7,723 "Restructuring and other costs, including severance" 3,466 2,180 58,180 Gain on sale of property, plant and equipment (2,249) (17,276) (596) Foreign currency transaction (gain) loss 1,818 (1,901) 1,600 Stock compensation expense 2,694 2,569 5,354 Adjusted EBITDA $10,434 $7,047 $605 Adjusted EBITDA: Year ended December 31, 2022 December 31, 2021 Year ended December 31, 2020 (In thousands) Net income (loss) $443 $(127,996) $(30,768) Add: Interest (income) expense, net (4,249) 212 (1,510) Income tax provision (benefit) 6,327 2,946 (31,281) Depreciation and amortization expense 29,421 30,381 32,389 Impairments - - 7,719 "Restructuring and other costs, including severance" 11,443 96,650 40,480 Gain on sale of property, plant and equipment (20,019) (4,482) (587) Foreign currency transaction gain (loss) (3,756) 836 2,345 Stock compensation expense 10,363 14,895 12,914 Brazilian amnesty settlement - 1,787 - Adjusted EBITDA $29,973 $15,229 $31,701

Financial Statements | Non-GAAP Financial Measures Dril-Quip, Inc. Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow Free Cash Flow: Three months ended December 31, 2022 September 30, 2022 December 31, 2021 (In thousands) "Net cash provided by (used in) operating activities" $(17,604) $1,042 $4,689 Less: Purchase of property, plant and equipment (5,154) (10,283) (2,062) Free cash flow $(22,758) $(9,241) $2,627 Free Cash Flow: Twelve months ended December 31, 2022 2021 2020 (In thousands) "Net cash provided by (used in) operating activities" $(36,771) $38,428 $(21,088) Less: Purchase of property, plant and equipment (18,866) (9,990) (11,943) Free cash flow $(55,637) $28,438 $(33,031)

Financial Metrics | Definitions Market Capitalization = Share Price x Total Shares Outstanding Enterprise Value = Market Capitalization + Debt – Cash and Cash Equivalents Non-cash Working Capital = (Current Assets – Cash) – Current Liabilities Book Value / Share = Total Shareholders’ Equity / Total Shares Outstanding Cash / Share = Cash, Cash Equivalents & Short-Term Investments / Total Shares Outstanding Non-cash Working Capital (WC) / Share = Noncash Working Capital / Total Shares Outstanding Total Debt / Capitalization = Total Debt (Short-term + Long-term) / (Total Debt + Total Shareholders’ Equity)

© 2022 Dril-Quip®, Inc. All Rights Reserved.